SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2002

AZUREL, LTD.
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(Exact name of registrant as specified in its charter)

	Delaware				0-22809			13-3842844
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(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)								Identification No.)
===================		==================		==================

12 Gardner Road, Fairfield, New Jersey 07007
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (973) 575-9500
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NOT APPLICABLE
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(Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership.

	On February 28, 2002, Azurel, Ltd., a Delaware corporation ("Azurel"), today announced that the United States Bankruptcy
Court District of New Jersey entered an order confirming the Chapter 11 Plan of Reorganization on February 13, 2002.

	A copy of the press release dated February 28, 2002 is attached to this current Report on Form 8-K as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
	---------------------------------
	c) Exhibits
	--------
	99.1 Press Release dated February 28, 2002.

	SIGNATURES

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	AZUREL, LTD.
	(Registrant)

Dated: March 4, 2002          By: /s/ Edward Adamcik
						Edward Adamcik
						CFO

INDEX TO EXHIBITS

Exhibit No.
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99.1 Press Release dated February 28, 2002.

PRESS RELEASE

PRESS RELEASE

FOR IMMEDIATE RELEASE

AZUREL, LTD. NEWS RELEASE


Azurel, Ltd. Announces Chapter 11 Plan Confirmation

AZUREL, LTD. (Bulletin Board Symbol - AZUR) today announced that the United States Bankruptcy Court District of
New Jersey entered an order confirming the Chapter 11 Plan of Reorganization on February 13, 2002.

Mr. Edward Adamcik, VP of Operations said, "We are extremely happy that the company has successfully provided our clients with a reorganization plan that allows shareholders to continue their ownership. The company is now in a position to attract a new management team and develop new lines of business."

Azurel, Ltd. is a full line fragrance and cosmetic company with its own proprietary brands, including Privilege and Benendre.

Disclosure: This news release contains forward-looking statements as defined by the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performances and underlying assumptions and other statements, which are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service, demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether made by or on behalf of the Company are expressly qualified by these cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof. For further information, please see the Company's current 10-K filing.

Contact: Azurel, Ltd.
     Edward Adamcik, CFO